Exhibit 21.1

Washington Prime Group, L.P.

List of Subsidiaries

As of July 24, 2015

Subsidiary	Jurisdiction
Arbor Walk Mall, LLC	Delaware
Arboretum Mall, LLC	Indiana
Bloomingdale Court, LLC	Delaware
Bowie Mall Company, LLC	Delaware
Boynton Beach Mall, LLC	Indiana
Brunswick Square Mall, LLC	Delaware
C.C. Altamonte Joint Venture	Indiana
C.C. Ocala Joint Venture	Indiana
C.C. Westland Joint Venture	Indiana
Charlottesville Fashion Square, LLC	Delaware
Charlottesville Lease Tract, LLC	Delaware
Chautauqua Mall, LLC	Indiana
Chesapeake Center, LLC	Indiana
Chesapeake Mall, LLC	Delaware
Chesapeake Theater, LLC	Delaware
Chesapeake-JCP Associates, Ltd.	Virginia
Clay Terrace Partners, LLC	Delaware
Coral Springs Joint Venture	Indiana
CT Partners, LLC	Indiana
Dare Center, LLC	Indiana
Downeast Associates Limited Partnership	Connecticut
Edison Mall, LLC	Indiana
Empire East, LLC	Delaware
Fairfax Court Limited Partnership	Indiana
Fairfield Town Center, LLC	Indiana
Forest Mall, LLC	Delaware
Forest Plaza, LLC	Delaware
Gaitway Plaza, LLC	Delaware
Gateway Square, LLC	Indiana

Subsidiary	Jurisdiction
Greenwood Plus Center, LLC	Indiana
Gulf View Square, LLC	Indiana
Keystone Shoppes, LLC	Indiana
Knoxville Center, LLC	Delaware
Lakeline Plaza, LLC	Delaware
Lakeline Village, LLC	Indiana
Lakeview Plaza (Orland), LLC	Delaware
Lima Center, LLC	Indiana
Lincoln Crossing, LLC	Indiana
Lincolnwood Town Center, LLC	Delaware
Lindale Mall, LLC	Delaware
Mall at Cottonwood, LLC	Delaware
Mall at Great Lakes, LLC	Delaware
Mall at Irving, LLC	Indiana
Mall at Jefferson Valley, LLC	Indiana
Mall at Lake Plaza, LLC	Indiana
Mall at Lima, LLC	Indiana
Mall at Longview, LLC	Indiana
Mall at Valle Vista, LLC	Delaware
Maplewood Mall, LLC	Indiana
Marketplace at Concord Mills, LLC	Delaware
Markland Mall, LLC	Delaware
Markland Plaza, LLC	Indiana
Martinsville Plaza, LLC	Indiana
Masterventure Limited Partnership	Indiana
Matteson Plaza, LLC	Indiana
Melbourne Square, LLC	Indiana
MSA/PSI Altamonte Limited Partnership	Indiana
MSA/PSI Ocala Limited Partnership	Indiana
MSA/PSI Westland Limited Partnership	Indiana
Muncie Mall, LLC	Delaware
Muncie Plaza, LLC	Delaware
North Ridge Shopping Center, LLC	Delaware
Northwoods Ravine, LLC	Delaware
Northwoods Shopping Center, LLC	Indiana
Oak Court Mall, LLC	Delaware
Orange Park Mall, LLC	Indiana

Subsidiary	Jurisdiction
Paddock Mall, LLC	Indiana
Palms Crossing II, LLC	Delaware
Palms Crossing Town Center, LLC	Delaware
Plaza at Buckland Hills, LLC	Delaware
Plaza at Countryside, LLC	Indiana
Plaza at Northwood, LLC	Indiana
Plaza at Tippecanoe, LLC	Indiana
Port Charlotte Land LLC	Delaware
Port Charlotte Mall LLC	Delaware
Port Charlotte-JCP Associates, Ltd.	Florida
Richardson Square, LLC	Indiana
Richmond Town Square Mall, LLC	Delaware
River Oaks Center, LLC	Indiana
Rolling Oaks Mall, LLC	Delaware
Royal Eagle Limited Partnership	Indiana
Sanford Investors	Florida
Seminole Towne Center Limited Partnership	Indiana
Seminole-TRS Mall Limited Partnership	Indiana
Sem-TRS Peripheral Limited Partnership	Indiana
Shops at Northeast Mall, LLC	Indiana
SM Mesa Mall, LLC	Delaware
SM Rushmore Mall, LLC	Delaware
SM Southern Hills Mall, LLC	Delaware
Southern Park Mall, LLC	Indiana
SPG Anderson Mall, LLC	Delaware
SPG Seminole, LLC	Delaware
St. Charles Towne Plaza, LLC	Delaware
St. Charles TP Finance, LLC	Delaware
Sunland Park Mall, LLC	Indiana
The Square at Charles Towne, LLC	Indiana
Topeka Mall Associates, L.P.	Indiana
Town West Square, LLC	Delaware
University Park Mall CC, LLC	Delaware
University Town Plaza, LLC	Indiana
Village Developers Limited Partnership	Indiana
Village Park Plaza, LLC	Delaware

Subsidiary	Jurisdiction
Villages at MacGregor, LLC	Indiana
Virginia Center Commons, LLC	Indiana
Washington Plaza, LLC	Indiana
Washington Prime Management Associates, LLC	Indiana
Waterford Lakes Town Center, LLC	Indiana
West Ridge Mall, LLC	Delaware
West Town Corners, LLC	Delaware
Whitemak Associates, L.P	Pennsylvania
White Oaks Plaza, LLC	Delaware
WPG Management Associates, Inc.	Indiana
WPG Wolf Ranch, LLC	Indiana
119 Leawood, LLC	Delaware
AHC Ann Arbor, LLC	Delaware
AHC Washtenaw, LLC	Delaware
ATC Glimcher, LLC	Delaware
BRE/Pearlridge Holdings, LLC	Delaware
BRE/Pearlridge Sub 1, LLC	Delaware
BRE/Pearlridge Sub 2, LLC	Delaware
BRE/Pearlridge, LLC	Delaware
California Retail Security, Inc.	Ohio
Catalina Partners, LP	Delaware
Colonial Park Mall, LP	Delaware
Crescent-SDQ III Venture, LLC	Delaware
Curve Triangle Plaza, LLC	Delaware
Dayton Mall II, LLC	Delaware
Dayton Mall Venture, LLC	Delaware
EM Columbus II, LLC	Delaware
EM Columbus III, LLC	Delaware
Fairfield Village, LLC	Delaware
GB Northtown, LLC	Delaware
Glimcher Ashland Venture, LLC	Delaware
Glimcher Colonial Park Mall, LLC	Delaware
Glimcher Dayton Mall, LLC	Delaware
Glimcher Development Corporation	Delaware
Glimcher Grand Central, LLC	Delaware
Glimcher Johnson City, LLC	Delaware
Glimcher Kierland Crossing, LLC	Delaware

Subsidiary	Jurisdiction
Glimcher Loyal Plaza Tenant, LLC	Delaware
Glimcher Loyal Plaza Tenant, LP	Delaware
Glimcher Loyal Plaza, LLC	Delaware
Glimcher Malibu, LLC	Delaware
Glimcher Merritt Square, LLC	Delaware
Glimcher MJC, LLC	Delaware
Glimcher Morgantown Mall, LLC	Delaware
Glimcher MS, LLC	Delaware
Glimcher Northtown Venture, LLC	Delaware
Glimcher Polaris, LLC	Delaware
Glimcher Properties Limited Partnership	Delaware
Glimcher Properties, LLC	Delaware
Glimcher Supermall Venture, LLC	Delaware
Glimcher Vero, LLC	Delaware
Glimcher Weberstown, LLC	Delaware
Glimcher Westshore Mezz, LLC	Delaware
Glimcher Westshore, LLC	Delaware
Go Kahala, LLC	Delaware
Grand Central Limited Partnership	Delaware
Grand Central Parkersburg, LLC	Delaware
GRT Mall JV, LLC	Delaware
GRT Pearlridge, LLC	Delaware
Heath Pylon Signs, LLC	Delaware
JG Elizabeth, LLC	Delaware
Johnson City Venture, LLC	Delaware
Kahala Venture I, LLC	Delaware
Kierland Crossing, LLC	Delaware
LC Portland, LLC	Delaware
Leawood Lot 2, LLC	Delaware
Leawood TCP, LLC	Delaware
Loyal Plaza Venture, LP	Delaware
Mainstreet Maintenance, LLC	Ohio
MFC Beavercreek, LLC	Delaware
Morgantown Commons, LP	Ohio

Subsidiary	Jurisdiction
Morgantown Mall Associates, LP	Ohio
OG Retail Holding Co, LLC	Delaware
Ohio Retail Security, LLC	Ohio
OKC Classen Curve, LLC	Delaware
OKC Classen Triangle, LLC	Delaware
OKC Glimcher Holdings, LLC	Delaware
OKC Kensington, LLC	Delaware
OKC SGS, LLC	Delaware
OKS-NHP, LLC	Delaware
PFP Columbus II, LLC	Delaware
PFP Columbus, LLC	Delaware
PFP Glimcher, LLC	Delaware
Polaris Lifestyle Center, LLC	Delaware
Polaris Mall, LLC	Delaware
Puente Hills Mall, LLC	Delaware
RSW Washtenaw, LLC	Delaware
RVM Glimcher, LLC	Delaware
SDQ Fee Holdings, LLC	Delaware
SDQ Fee, LLC	Delaware
SDQ III Fee, LLC	Delaware
SDQ III Residential, LLC	Delaware
SDQ III Retail, LLC	Delaware
Tulsa Promenade, LLC	Delaware
UPV Glimcher, LLC	Delaware
Vero Beach Fountains, LLC	Delaware
Weberstown Mall, LLC	Delaware
White Oaks Peripheral, LLC	Delaware
WPG Subsidiary Holdings I, LLC	Maryland
WPG Subsidiary Holdings II, Inc.	Delaware
WPG-OC General Partner, LLC	Delaware
WPG-OC JV II, LP	Delaware
WPG-OC JV, LP	Delaware
WTM Glimcher, LLC	Delaware
WPG-OC JV III, LP	Delaware
Polaris Fashion Place REIT, LLC	Delaware
Scottsdale Quarter REIT I, LLC	Delaware
Scottsdale Quarter REIT II, LLC	Delaware
Town Center REIT I, LLC	Delaware

Subsidiary	Jurisdiction
Town Center REIT II, LLC	Delaware
Mall at Johnson City REIT, LLC	Delaware
Pearlridge Center REIT, LLC	Delaware
MJC Development, LLC	Delaware
SDQ III BK-L, LLC	Delaware